UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 3 TO

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Metal Sky Star Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

METAL SKY STAR ACQUISITION CORPORATION

221 River Street, 9th Floor,

Hoboken, New Jersey

(332) 237-6141

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER [___], 2024

TO THE SHAREHOLDERS OF METAL SKY STAR ACQUISITION CORPORATION:

You are cordially invited to attend the Extraordinary General Meeting of shareholders of Metal Sky Star Acquisition Corporation (“Metal Sky Star,” “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. Hong Kong Time on October [___], 2024 (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in the offices of the Company’s counsel, Loeb & Loeb LLP, at Jardine House, 2206-19, 1 Connaught Pl, Central, Hong Kong.

As an extraordinary general meeting of the Company’s shareholders, the Extraordinary General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to amend, by a special resolution, the amended and restated memorandum and articles of association of the Company (the “Amended and Restated M&AA”) to extend the date by which the Company has to consummate a business combination up to eight times (the “Extended Date”), each such extension for an additional one-month period (each an “Extension”), from August 5, 2024 to April 5, 2025, by amending the Amended and Restated M&AA to delete the existing Article 36.2 thereof and replacing it with the new Article 36.2 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 1” or “Extension Proposal”);

2.

a proposal to amend, by a special resolution, the Investment Management Trust Agreement, dated March 30, 2022, as amended on October 31, 2023, (the “Trust Agreement”), by and among the Company, Wilmington Trust, N.A., as trustee, and Vstock Transfer LLC, to reflect the Extension Proposal (the “Proposal 2” or “Trust Amendment Proposal”); and

3.	a proposal to direct, by an ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 3” or “Adjournment Proposal”).

If the shareholders approve the Extension Proposal, and the Trust Amendment Proposal, the Company, without another shareholder vote, may elect to extend the time period within which the Company must consummate its initial business combination for up to eight (8) additional one-month periods, to April 5, 2025, by depositing the Monthly Extension Fee (as defined below) into the Company’s trust account (the “Trust Account”). To effectuate each Monthly Extension, M-Star Management Corporation (the “Sponsor”) and/or its designee will deposit $50,000 into the Trust Account for each Extension (the “Monthly Extension Fee”). The Sponsor and/or its affiliate has deposited $50,000 to the Trust Account on August 8, 2024, and September 3, 2024, respectively.

Each of the Extension Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. Each of the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Proposal and the Trust Amendment Proposal is to allow Metal Sky Star more time to complete an initial business combination. Currently, our Amended and Restated M&AA provide that Metal Sky Star has 28 months from the consummation of the IPO, or August 5, 2024, to complete a business combination. The purpose of the Extension Proposal and the Trust Amendment Proposal is to allow the Company the option to further extend the time to complete a business combination. The failure to complete a business combination by August 5, 2024 triggered the requirement for an automatic redemption (the “Automatic Redemption”) of the Public Shares (as defined herein), which was required to be completed by August 19, 2024, ten business days after August 5, 2024, pursuant to Article 36.2 of the Amended and Restated M&AA. The failure to complete the Automatic Redemption by August 19, 2024 contradicts to Article 36.2 of the Amended and Restated M&AA. However, our Board has determined that it is in the best interests of our shareholders to proceed with the Extension because we are in the process of searching for an alternative target and negotiating a business combination with various targets. We have identified several potential targets and entered into a non-disclosure agreement dated May 6, 2024, with a potential target in the telecommunications industry located in Armenia. We also entered into a confidentiality agreement dated September 24, 2024, and a non-binding letter of intent (“LOI”) dated September 27, 2024, regarding a business combination with Okidoki OÜ (“Okidoki”), one of Estonia’s largest and most popular general classifieds platform. The LOI is intended solely to indicate mutual interest in the proposed business combination between Okidoki and us. Unless and until a definitive agreement for the proposed business combination is signed, none of the parties to the LOI have any legal obligation to the other regarding the proposed business combination. Therefore, our Board has decided to (i) allow the Company to extend the time to complete a business combination for an additional eight (8) one-month periods, beginning on August 5, 2024 to April 5, 2025 (the “Extended Date”), and (ii) hold the Extraordinary General Meeting to provide shareholders with the right to redeem their Public Shares if they so elect. We filed the preliminary proxy statement for the Extraordinary General Meeting on August 6, 2024, one day after the August 5, 2024 termination date had passed. The preliminary proxy statement was filed after the August 5, 2024 because our management team was preoccupied with efforts to amend and restate historical financial statements and prepare the financial statements for the fiscal year ended December 31, 2023, and three months ended March 31, 2024, and June 30, 2024, while at the same time we changed our legal counsel, causing delay in realizing that our extension deadline was approaching. The Board believes that its shareholders have been compensated for the delay in the completion of the redemption process because the Sponsor and/or its affiliate has deposited $50,000 to the Trust Account on each August 8, 2024, and September 3, 2024.

Holders (“public shareholders”) of Metal Sky Star’s ordinary shares (“Public Shares”) sold in its initial public offering (“IPO”) may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of Metal Sky Star’s ordinary shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by Metal Sky Star’s Amended and Restated M&AA. If each of the Extension Proposal and the Trust Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The per-share pro rata portion of the trust account was approximately $[___] as of October [___], 2024. The closing price of Metal Sky Star’s shares on October [___] was $[___]. Metal Sky Star cannot assure shareholders that they will be able to sell their shares of Metal Sky Star in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

If either of the Extension Proposal or the Trust Amendment Proposal is not approved, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding Public Shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal and the Trust Amendment Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal.

Our Board has fixed the close of business on October [___], 2024 (the “Record Date”) as the record date for determining Metal Sky Star shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Metal Sky Star’s ordinary shares on that date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, our Board has determined that the Extension Proposal, the Trust Amendment Proposal, and the Adjournment Proposal are fair to and in the best interests of Metal Sky Star and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Extraordinary General Meeting.

Dated: October [__], 2024

By Order of the Board of Directors

Wenxi He
Chief Executive Officer and Director

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on October [___], 2024: This Notice of Extraordinary General Meeting and the accompanying proxy statement are available at the website of U.S. Securities and Exchange Commission at www.sec.gov.

METAL SKY STAR ACQUISITION CORPORATION

221 River Street, 9th Floor,

Hoboken, New Jersey

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER [___], 2024

PROXY STATEMENT

The Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Metal Sky Star Acquisition Corporation (“Metal Sky Star,” “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. Hong Kong Time on October [___], 2024. The Extraordinary General Meeting will be held in the offices of the Company’s counsel, Loeb & Loeb LLP, at Jardine House, 2206-19, 1 Connaught Pl, Central, Hong Kong.

The Extraordinary General Meeting is being held for the sole purpose of considering and voting upon the following proposals:

1.	a proposal to amend, by a special resolution, the amended and restated memorandum and articles of association of the Company (the “Amended and Restated M&AA”) to extend the date by which the Company has to consummate a business combination up to eight times (the “Extended Date”), each such extension for an additional one-month period (each an “Extension”), from August 5, 2024 to April 5, 2025, by amending the Amended and Restated M&AA to delete the existing Article 36.2 thereof and replacing it with the new Article 36.2 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 1” or “Extension Proposal”);

2.	a proposal to amend, by a special resolution, the Investment Management Trust Agreement, dated March 30, 2022, as amended on October 31, 2023, (the “Trust Agreement”), by and among the Company, Wilmington Trust, N.A., as trustee, and Vstock Transfer LLC, to reflect the Extension Proposal (the “Proposal 2” or “Trust Amendment Proposal”); and

3.	a proposal to direct, by an ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 3” or “Adjournment Proposal”).

Each of the Extension Proposal and the Trust Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date by which Metal Sky Star must complete an initial business combination. The purpose of the Extension Proposal is to allow Metal Sky Star more time to complete an initial business combination. The board of directors (the “Board”) of Metal Sky Star understands that the failure to complete a business combination by August 5, 2024 triggered the Automatic Redemption requirement. However, our Board has determined that it is in the best interests of our shareholders to proceed with the Extension because we are in the process of searching for an alternative target and negotiating a business combination with various targets. Therefore, our Board has decided to (i) allow the Company to extend the time to complete a business combination for an additional eight (8) one-month periods, beginning on August 5, 2024 to April 5, 2025 (the “Extended Date”), and (ii) hold the Extraordinary General Meeting to provide shareholders with the right to redeem their Public Shares if they so elect. The Board believes that its shareholders have been compensated for the delay in the completion of the redemption process because the Sponsor and/or its affiliate has deposited $50,000 to the Trust Account on each August 8, 2024, and September 3, 2024.

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present for the Extraordinary General Meeting if there are one or more shareholders present in person or by proxy not less than a majority of the Company’s ordinary shares present at the Meeting in person or by proxy. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. Pursuant to the Trust Agreement, approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the issued and outstanding Ordinary Shares of the Company. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal.

To effectuate each Monthly Extension (as defined herein), the Sponsor and/or its designee will deposit $50,000 into the Trust Account (the “Monthly Extension Fee”) for each Extension. The sponsor and/or its affiliate has deposited $50,000 to the Trust Account on August 8, 2024, and September 3, 2024, respectively, to cover any potential loss caused by the late redemption after August 5, 2024 and cover the short gap between the Automatic Redemption and the redemption option available to shareholders at the Extraordinary General Meeting scheduled on October [___], 2024. The Monthly Extension Fee after the approval of the Extension Proposal will be made by within three business days after the shareholders approve the Extension Proposal, while the subsequent Monthly Extension Fee must be deposited into the Trust Account by the 5th of each succeeding month until April 5, 2025 (the “Contributions”). The Contributions after the Extraordinary General Meeting are conditioned upon the implementation of the Extension Proposal. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

Holders (“public shareholders”) of Metal Sky Star’s ordinary shares sold in its IPO (“Public Shares”) may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholder votes in regard to the Extension Proposal, or whether they were holders of Metal Sky Star ordinary shares on the record date or acquired such shares after such date. If each of the Extension Proposal and the Trust Amendment Proposal is approved and implemented, the remaining public shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

However, the Company will not proceed with the Extension Proposal and the Trust Amendment Proposal if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001 immediately prior to or upon the closing of the initial business combination. If the Extension Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the Amended and Restated M&AA and the limitations contained in related agreements.

If the Extension Proposal and the Trust Amendment Proposal are approved, such approval will constitute consent for the Company to (i) continue its normal operations after August 5, 2024, (ii) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the shareholder vote on the Extension Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two (2) business days prior to the Extraordinary General Meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares; and (iii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

To exercise your redemption rights in connection with this Extraordinary General Meeting, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposal or the Trust Amendment Proposal is not approved, we will distribute the aggregate amount then on deposit in the trust account (less up to $50,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs.

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares and private placement shares if we fail to complete our initial business combination prior to the Extended Date if our shareholders approve the Extension Proposal and the Trust Amendment Proposal. There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if do not complete a business combination within the prescribed period.

You are also being asked to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the proposals.

The Record Date for the Extraordinary General Meeting is October [___], 2024. Record holders of Metal Sky Star ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were [____] outstanding ordinary shares of Metal Sky Star, including [____] outstanding Public Shares. Metal Sky Star’s rights and warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [____] and is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary General Meeting to be held on October [___], 2024 at 10:00 a.m., Hong Kong Time, or at any adjournments or postponements thereof, in the office of the Company’s counsel, Loeb & Loeb LLP, at Jardine House, 2206-19, 1 Connaught Pl, Central, Hong Kong. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

●	a proposal to amend, by a special resolution, the Amended and Restated M&AA to extend the date by which the Company has to consummate a business combination up to eight times (the “Extended Date”), each such extension for an additional one-month period (each an “Extension”), from August 5, 2024 to April 5, 2025, by amending the Amended and Restated M&AA to delete the existing Article 36.2 thereof and replacing it with the new Article 36.2 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 1” or “Extension Proposal”);

●	a proposal to amend, by a special resolution, the Investment Management Trust Agreement, dated March 30, 2022, as amended on October 31, 2023, (the “Trust Agreement”), by and among the Company, Wilmington Trust, N.A., as trustee, and Vstock Transfer LLC, to reflect the Extension Proposal (the “Proposal 2” or “Trust Amendment Proposal”); and

●	a proposal to direct, by an ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal (the “Proposal 3” or the “Adjournment Proposal”).

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” the Extension Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

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Q. Why is the Company proposing the Extension Proposal and the Trust Amendment Proposal?	A.

Metal Sky Star’s Amended and Restated M&AA currently required the return of the IPO proceeds held in trust to public shareholders by August 19, 2024, ten business days after August 5, 2024, if we did not consummate a business combination on or before August 5, 2024. However, our Board has determined that it is in the best interests of our shareholders to proceed with the Extension because we are in the process of searching for an alternative target and negotiating a business combination with various targets. Therefore, our Board has decided to (i) allow the Company to extend the time to complete a business combination for an additional eight (8) one-month periods, beginning on August 5, 2024 to April 5, 2025, and (ii) hold the Extraordinary General Meeting to provide shareholders with the right to redeem their Public Shares if they so elect. The Board believes that its shareholders have been compensated for the delay in the completion of the redemption process because the Sponsor and/or its affiliate has deposited $50,000 to the Trust Account on each August 8, 2024, and September 3, 2024. The Company will hold the Extraordinary General Meeting as soon as practicable, giving shareholders the right to redeem the Public Shares. We intend to hold another meeting of our shareholders in order to seek shareholder approval of a proposed business combination. As of the date of this proxy statement, the Board has not taken steps towards the Automatic Redemption and does not plan to do so unless our shareholders do not vote to extend our life pursuant to the Extension. In the event that the Extension is approved, those shareholders electing redemption at the meeting will have their shares redeemed promptly after the meeting.

If the Extension Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account in connection with the redemption will reduce the amount held in the Trust Account thereafter. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be substantially less than that was in the Trust Account as of August 5, 2024, which could impact our ability to consummate a business combination.

Each of the Extension Proposal or and the Trust Amendment Proposal is cross-conditioned on the approval of each other. You are not being asked to vote on any proposed business combination at this time. If the Extension Proposal and the Trust Amendment Proposal are approved, and you do not elect to redeem your public shares in connection with such votes, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion from the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Proposal and the Trust Amendment Proposal?	A.

The Board believes that given Metal Sky Star’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Accordingly, our Board is proposing the Extension Proposal and the Trust Amendment Proposal to extend the date by which Metal Sky Star must complete an initial business combination until the Extended Date and to allow for the Election.

Metal Sky Star’s Amended and Restated M&AA require the affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) and which vote at the Extraordinary General Meeting in order to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond August 5, 2024, except in connection with, and effective upon consummation of, an initial business combination. We believe that given Metal Sky Star’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Metal Sky Star is also affording shareholders who wish to redeem their Public Shares the opportunity to do so, as required under its Amended and Restated M&AA. Accordingly, we believe the Extension is in the best interest of the shareholders.

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Q. How do the Metal Sky Star insiders intend to vote their shares?	A.

All of Metal Sky Star’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Metal Sky Star’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem the founder shares which include 2,875,000 ordinary shares initially issued to the Sponsor for an aggregate purchase price of $25,000. Public Shares purchased on the open market by Metal Sky Star’s directors, executive officers and their respective affiliates may be redeemed. On the Record Date, Metal Sky Star’s directors, executive officers, initial shareholders and their affiliates beneficially owned and were entitled to vote 2,875,000 founder shares and 330,000 private placement units, representing approximately [___]% of Metal Sky Star’s issued and outstanding ordinary shares.

Metal Sky Star’s directors, executive officers, initial shareholders and their affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal or the Trust Amendment Proposal. Any Public Shares held by or subsequently purchased by affiliates of Metal Sky Star may be voted in favor of the Extension Proposal or the Trust Amendment Proposal.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Proposal is approved?	A.

If the Extension Proposal and the Trust Amendment Proposal are approved, our sponsor, or its designees, has agreed to contribute to us as a loan of $50,000 into the Trust Account (the “Monthly Extension Fee”) for each Extension. The Monthly Extension Fee after the approval of the Extension Proposal will be made by within three business days after the shareholders approve the Extension Proposal, while the subsequent Monthly Extension Fee must be deposited into the Trust Account by the 5th of each succeeding month until April 5, 2025 (the “Contributions”). The Contributions after the Extraordinary General Meeting are conditioned upon the implementation of the Extension Proposal and the Trust Amendment Proposal. The Contributions will not occur if the Extension Proposal and the Trust Amendment Proposal are not approved, or the Extension is abandoned. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination.

If our sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Proposal and the Trust Amendment Proposal will not be put before the shareholders at the Extraordinary General Meeting, and we will dissolve and liquidate in accordance with our Amended and Restated M&AA. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

Q. Will you seek any further extensions to liquidate the trust account?	A.	Other than the extension until the Extended Date as described in this proxy statement, Metal Sky Star does not anticipate, but is not prohibited from, seeking the requisite shareholder consent to any further extension to consummate a business combination. Metal Sky Star has provided that all holders of Public Shares, whether they vote for or against the Extension Proposal, or whether they were holders of Metal Sky Star ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account and should receive the funds shortly after the Extraordinary General Meeting. Those holders of Public Shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on the Extended Date upon a liquidation of the Company.

Q. What happens if the Extension Proposal and the Trust Amendment Proposal are not approved?	A.

If either of the Extension Proposal or the Trust Amendment Proposal is not approved, or if the Extension Proposal and the Trust Amendment Proposal is approved and we have not consummated an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if either of the Extension Proposal and the Trust Amendment Proposal is not approved.

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares and private placement shares.

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Q. If the Extension Proposal and the Trust Amendment Proposal are approved, what happens next?	A.

If the Extension Proposal and the Trust Amendment Proposal are approved, the Company has until the Extended Date to complete its initial business combination.

If the Extension Proposal and the Trust Amendment Proposal are approved, we will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a business combination on or before the Extended Date.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Extension Proposal is approved and the amount remaining in the trust account may be only a small fraction of the current amount that was in the trust account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

However, the Company will not proceed with the Extension Proposal if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001, immediately prior to or upon consummation of a business combination. If the Extension Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the Amended and Restated M&AA and the limitations contained in related agreements.

The Company will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and its units, ordinary shares, rights and warrants will remain publicly traded.

If the each of the Extension Proposal and the Trust Amendment Proposal is approved and public shareholders elect to redeem their Public Shares, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Metal Sky Star’s ordinary shares held by Metal Sky Star’s officers, directors, initial shareholders and their affiliates.

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Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any Extraordinary General remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee and expenses, for its services in connection with the Extraordinary General Meeting.

Q. How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Metal Sky Star’s Secretary prior to the date of the Extraordinary General Meeting or by voting online at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 221 River Street, 9th Floor, Hoboken, New Jersey, Attention - Secretary.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A.

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that Proposals 1, 2, and 3 are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will have the effect of a vote “AGAINST” the Extension Proposal and the Trust Amendment Proposal and will have no effect on the other proposals.

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Q. What is a quorum requirement?	A.

A quorum of shareholders is necessary to hold a valid Meeting. A quorum will be present for the Extraordinary General Meeting if there are one or more shareholders present in person or by proxy not less than a majority of the Company’s ordinary shares present at the Meeting in person or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), vote online, or if you attend the Extraordinary General Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Extraordinary General Meeting may adjourn the Extraordinary General Meeting to another date.

Q. How are votes counted?	A.

The affirmative vote of the holders of at least two-thirds (2/3) of the  Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal.

Pursuant to the Trust Agreement, approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the issued and outstanding Ordinary Shares of the Company.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the special meeting.

For purposes of the Extension Proposal, Trust Amendment Proposal, and Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on such proposals.

Q. Who can vote at the Extraordinary General Meeting?	A.

Only holders of record of Metal Sky Star’s ordinary shares at the close of business on October [___], 2024 (the “Record Date”) are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the Record Date, [____] ordinary shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with Metal Sky Star’s transfer agent, Vstock Transfer LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person or online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

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Q. Does the Board recommend voting for the approval of the Extension Proposal, Trust Amendment Proposal, and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Proposals 1, 2, and 3, are fair to and in the best interests of Metal Sky Star and its shareholders. The Board recommends that Metal Sky Star’s shareholders vote “FOR” for the Proposals 1, 2, and 3.

Q. What interests do the Company’s sponsor, directors and officers have in the approval of the proposals?	A.	Metal Sky Star’s directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company. See the section entitled “The Extension Proposal - Interests of Metal Sky Star’s Sponsor, Directors and Officers.”

Q. What happens to the Metal Sky Star rights and warrants if the Extension Proposal and the Trust Amendment Proposal are not approved?	A.	If the Extension Proposal and the Trust Amendment Proposal are not approved, we will wind up, liquidate and dissolve. In such event, your rights and warrants will become worthless.

Q. What happens to the Metal Sky Star right and warrants if the Extension Proposal and the Trust Amendment Proposal are approved?	A.	If the Extension Proposal and the Trust Amendment Proposal are approved, Metal Sky Star will continue to attempt to consummate an initial business combination with potential targets until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The rights and warrants will remain outstanding in accordance with their terms.

Q. What do I need to do now?	A.	Metal Sky Star urges you to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the proposals will affect you as a Metal Sky Star shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

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Q. How do I vote?	A.

If you are a holder of record of Metal Sky Star Public Shares, you may vote online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by email or fax. If available, you may vote by email or fax by following the instructions provided on the proxy card.

If your shares of Metal Sky Star are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

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Q. How do I exercise my redemption rights in connection with the Extraordinary General Meeting?	A.

If the Extension is implemented, each public shareholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by the Extended Date.

To demand redemption of your Public Shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Vstock Transfer LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, New York 11598, at least two business days prior to the Extraordinary General Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures by [___] pm Eastern Time on October [___], 2024 (at least two (2) business days prior to the Extraordinary General Meeting) will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Metal Sky Star shares.

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Q. Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Metal Sky Star Acquisition Corporation

221 River Street, 9th Floor,

Hoboken, New Jersey

(332) 237-6141

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and Metal Sky Star’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Metal Sky Star or any person acting on Metal Sky Star’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Metal Sky Star undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On April 5, 2022, we consummated the Initial Public Offering of 11,500,000 units (each, a “Unit” and collectively, the “Units”). Each Unit consists of one ordinary share, one right to receive one-tenth (1/10) of an ordinary share upon the consummation of an initial business combination and one redeemable warrant. Each warrant entitles the holder thereof to purchase one ordinary share for $11.50 per share. The units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

On July 5, 2021, our sponsor purchased an aggregate of 1,437,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.02 per share. On September 26, 2021, the Company purchased back all the 1,437,500 founder shares for $25,000 and reissued 2,875,000 shares to our sponsor for $25,000, or approximately $0.01 per shares. Our sponsor purchased an aggregate of 330,000 private placement units at a price of $10.00 per unit in a private placement that was completed simultaneously with the closing of our initial public offering. Each unit consists of one private placement share, one private placement warrant and one private placement right. Each private placement warrant entitles the holder upon exercise to purchase one ordinary share at a price of $11.50 per whole share, subject to adjustment as provided herein. Each private placement right will be converted to one-tenth (1/10) of one ordinary shares upon the completion of its initial business combination. The private placement units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

On April 1, 2022, our units commenced trading on the NASDAQ Global Market, or NASDAQ, under the symbol “MSSAU”. Commencing May 31, 2022, the ordinary shares, rights and warrants are separately traded on NASDAQ under the symbols “MSSA,” “MSSAR” and “MSSAW,” respectively.

The net proceeds of the IPO plus the proceeds of the sale of the private placement units were deposited in the trust account.

On January 26, 2023, the Company held an extraordinary general meeting of its shareholders and approved a proposal to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination twelve (12) times for an additional one (1) month each time to February 5, 2024. In connection with this vote on the proposal to amend our Amended and Restated M&AA, holders of our public shares were entitled to exercise their redemption rights and public shareholders tendered an aggregate of 5,885,324 public shares for redemption.

On October 30, 2023, the Company held an extraordinary general meeting of its shareholders and approved a proposal to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination six (6) times for an additional one (1) month each time to August 5, 2024. In connection with this vote on the proposal to amend our Amended and Restated M&AA, holders of our public shares were entitled to exercise their redemption rights and public shareholders tendered an aggregate of 2,412,260 public shares for redemption.

As previously reported, on April 12, 2023, Metal Sky Star entered into merger agreement with Future Dao for a business combination that would qualify as an initial business combination under its Amended and Restated M&AA. However, on October 6, 2023, Metal Sky Star and Future Dao terminated the merger agreement by mutual consent. As a result, Metal Sky Star is in the process of searching for a new target with which to complete its initial business combination.

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The mailing address of Metal Sky Star’s principal executive office is 221 River Street, 9th Floor, Hoboken, New Jersey, and its telephone number is (332) 237-6141.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

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RISK FACTORS

Shareholders should carefully consider the following risk factors, together with other risk factors disclosed in Company’s annual report on Form 10-K filed on August 30, 2024, and all of the other information included in this proxy statement before they decide whether to vote or instruct their vote to be cast to approve the Proposals described in this proxy statement. These risks could have a material adverse effect on the business, financial conditioning and results of operations of the Company.

Extending the deadline for completing our business combination beyond August 5, 2024, contradicts our Amended and Restated M&AA and the disclosures in our IPO prospectus and could increase uncertainty and market risks, potentially diminishing shareholder value and the success of the business combination.

In our IPO prospectus, we disclosed that if we do not complete our business combination by the original termination date, we would automatically redeem the Public Shares and wind up our operations. The Board recognizes that failing to complete the business combination by August 5, 2024, triggered the Automatic Redemption requirement, which was required to be completed by August 19, 2024, pursuant to Article 36.2 of the Amended and Restated M&AA. However, the Board believes it is in the best interests of our shareholders to (i) extend the time to complete the business combination for an additional eight one-month periods, from August 5, 2024, to April 5, 2025, and (ii) hold an Extraordinary General Meeting to provide shareholders with the option to redeem their Public Shares.

The failure to complete the Automatic Redemption by August 19, 2024 and the proposed extension contradict our Amended and Restated M&AA and the disclosures in our IPO prospectus, which could expose our Board to shareholder opposition or lawsuits for breaching fiduciary and common law duties. Shareholders may also request that the Company cover any losses resulting from the Automatic Redemption compared to the redemption option available at the Extraordinary General Meeting scheduled for October [___], 2024, and may demand that the Company liquidate the trust.

Furthermore, extending the business combination period beyond August 5, 2024, may introduce additional uncertainties and market risks. On May 31, 2024, we received a delinquency notification letter (the “First Notice”) from the Listing Qualifications Staff (the “Staff”) of Nasdaq due to the non-compliance with Nasdaq Listing Rule 5250(c)(1) as a result of our failure to timely file the Annual Report on Form 10-K for the period ended December 31, 2023 (the “2023 10-K”) and its Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “2024 Q1 10-Q”). On July 12, 2024, we received a written notice (the “Second Notice”) from Nasdaq indicating that we were not in compliance with Listing Rule 5450(a)(2) (the “Minimum Public Holders Rule”), which requires us to have at least 400 public holders for continued listing on the Nasdaq Global Market. On August 7, 2024, we received a determination letter (the “First Determination Letter”) from Nasdaq indicating that, unless the we timely request a hearing before the Nasdaq Hearings Panel (the “Panel”), our securities (units, ordinary shares, warrants, and rights) would be subject to suspension and delisting (the “Delisting”) from The Nasdaq Capital Market at the opening of business on August 16, 2024 due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, or such shorter time that we specify in our articles of association, as amended. In addition, our failure to file the 2023 10-K and the 2024 Q1 10-Q served as an additional and separate basis for delisting, and as such, the Company would be required to address this concern before the Panel. The Company timely requested a hearing before the Panel. The hearing request resulted in a stay of any suspension or delisting action pending the hearing. On September 5, 2024, we received the second determination letter (the “Second Determination Letter”) from Nasdaq indicating that as a result of its failure to timely file its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 (the “2024 Q2 10-Q”), and failure to have at least 400 public holders for continued listing on the Nasdaq Global Market, both of these matters serve as separate and additional basis for delisting the Company’s securities. We filed the 2023 10-K on August 30, 2024, and the 2024 Q1 10-Q and 2024 Q2 10-Q on September 18, 2024. We had the hearing on September 19, 2024, to appeal Nasdaq’s decision to delist our securities. The Panel issued its decision letter on October 3, 2024, granting our request to continue the listing on Nasdaq until November 30, 2024, in order to allow us time amend our Amended and Restated M&AA to extend the deadline for completing a business combination. We cannot assure you that we will successfully amend the Amended and Restated M&AA to extend the business combination deadline before November 30, 2024. If Nasdaq delists any of our securities from trading on its exchange after November 30, 2024, shareholders may face liquidity risks if our securities are delisted and move to the Over-the-Counter market.

The proposed extension could create uncertainty for shareholders regarding the timing of their redemption payments. As of the date of this proxy statement, the Board has not taken steps towards the Automatic Redemption and does not plan to do so unless our shareholders do not vote to extend our life pursuant to the Extension. In the event that the Extension is approved, those shareholders electing redemption at the meeting will have their shares redeemed promptly after the meeting. It may also negatively impact our ability to complete a business combination, increasing operational costs or reducing the attractiveness of potential targets. Additionally, market conditions could worsen during this extended period, affecting the value and feasibility of any potential business combination. The funds in the trust account are also subject to market risks, which could reduce the amount available for redemption at the closing of the business combination. These factors could negatively impact your investment’s value and the success of our business combination, potentially leading to an inability to complete it within the extended timeframe.

The proposed extension contradicts the Investment Management Trust Agreement with Wilmington Trust, National Association, as amended by the Amendment Agreement, dated October 31, 2023.

We entered into an Investment Management Trust Agreement (the “IMTA”) with Wilmington Trust, National Association, and Vstock Transfer LLC, as amended on October 31, 2023. The proceeds generated from the IPO and the sale of the private placement units were placed in the Trust Account. The parties to the IMTA have agreed to commence liquidation of the Trust Account within two business days following the date which is the later of (1) August 5, 2024 and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a termination letter has not been received by the Trustee prior to such date. The Board understands that the failure to complete a business combination by August 5, 2024, triggered the Automatic Redemption requirement, which was required to be completed by August 19, 2024, pursuant to Article 36.2 of the Amended and Restated M&AA. The failure to complete the Automatic Redemption by August 19, 2024 contradicts Article 36.2 of the Amended and Restated M&AA and violates the terms of the Trust Agreement. As of the date of this proxy statement, the Board has not taken steps to commence liquidation of the Trust Account, nor discussed the commencement of the liquidation with the Trustee. The violation of the Trust Agreement could be the basis for a shareholder lawsuit against us. As of the date of this proxy statement, the Board has not taken steps towards the Automatic Redemption and does not plan to do so unless our shareholders do not vote to extend our life pursuant to the Extension. In the event that the Extension is approved, those shareholders electing redemption at the meeting will have their shares redeemed promptly after the meeting.

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Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our securities are listed on the Nasdaq. On May 31, 2024, we received the First Notice from the Staff of Nasdaq due to the non-compliance with Nasdaq Listing Rule 5250(c)(1) as a result of our failure to timely file the 2023 10-K and the 2024 Q1 10-Q. On July 12, 2024, we received the Second Notice from Nasdaq indicating that we were not in compliance with the Minimum Public Holders Rule, which requires us to have at least 400 public holders for continued listing on the Nasdaq Global Market.

On August 7, 2024, we received the First Determination Letter from Nasdaq indicating that, unless the we timely request a hearing before the Panel, our securities (units, ordinary shares, warrants, and rights) would be subject to suspension and delisting from The Nasdaq Capital Market at the opening of business on August 16, 2024 due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, or such shorter time that we specify in our articles of association, as amended. In addition, our failure to file the 2023 10-K and the 2024 Q1 10-Q served as an additional and separate basis for delisting, and as such, the Company would be required to address this concern before the Panel if it appeals Staff’s determination as well. The Company timely requested a hearing before the Panel. The hearing request resulted in a stay of any suspension or delisting action pending the hearing.

On September 5, 2024, we received the Second Determination Letter from Nasdaq indicating that as a result of its failure to timely file the 2024 Q2 10-Q, and failure to have at least 400 public holders for continued listing on the Nasdaq Global Market, both of these matters serve as separate and additional basis for delisting the Company’s securities. We filed the 2023 10-K on August 30, 2024, and the 2024 Q1 10-Q and 2024 Q2 10-Q on September 18, 2024. We had a hearing before the Nasdaq hearings panel on September 19, 2024. Although we believe that we demonstrated compliance with the 400 public holder requirement at the Nasdaq hearing, the additional redemptions that may take place in connection with the vote to extend the time to complete a business combination may again reduce the number of our public shareholders to below 400.

The Panel issued its decision letter on October 3, 2024, granting our request to continue the listing on Nasdaq until November 30, 2024, in order to amend our Amended and Restated M&AA to extend the deadline for completing a business combination. We cannot assure you that we will successfully amend the Amended and Restated M&AA to extend the business combination deadline before November 30, 2024. If Nasdaq delists any of our securities from trading on its exchange after November 30, 2024, and we are not able to list our securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our ordinary shares are a “penny stock” which will require brokers trading in our ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our securities are listed on Nasdaq, our securities qualify as covered securities under the statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

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The fact that our sponsor is, is controlled by, and has substantial ties with a non-U.S. person could impact our ability to complete our initial business combination.

Our sponsor, M-Star Management Corporation, is controlled by our Chairman and Chief Executive Officer Wenxi He, who is a UK citizen. Our sponsor owns approximately [___]% of the outstanding shares of the Company. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. As a result, this may limit the pool of acquisition candidates we may acquire in the United States, in particular, relative to other special purpose acquisition companies that are not subject to such restrictions, which could make it more difficult and costly for us to consummate a business combination with a target business operating in the United States relative to such other companies.

In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our initial business combination with any potential target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete its initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive the cash held in the trust account, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an “investment company” for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

If we are deemed to be an investment company under the Investment Company Act of 1940 (the “Investment Company Act”), our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities,

each of which may make it difficult to for us to complete an initial business combination.

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In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our current and anticipated principal activities subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be held as cash, or invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments or by holding the proceeds as cash, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.

However, even if we invest the proceeds in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, we may be deemed to be an investment company. Additionally, in the adopting release for final rules issued on January 24, 2024 by the SEC (the “2024 SPAC Rules”), the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. If we are deemed to be an investment company and subject to registration under, compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

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PROPOSAL 1 — THE EXTENSION PROPOSAL

Metal Sky Star is proposing to amend its Amended and Restated M&AA to extend the date by which Metal Sky Star must consummate an initial business combination from August 5, 2024 to April 5, 2025, by depositing US$50,000 for each Extension. The failure to complete a business combination by August 5, 2024, triggered the Automatic Redemption requirement, which was required to be completed by August 19, 2024, ten business days after August 5, 2024, pursuant to Article 36.2 of the Amended and Restated M&AA. The failure to complete the Automatic Redemption by August 19, 2024 contradicts to Article 36.2 of the Amended and Restated M&AA. However, our Board has determined that it is in the best interests of our shareholders to (i) allow the Company to extend the time to complete a business combination for an additional eight (8) one-month periods, beginning on August 5, 2024 to April 5, 2025 because the Company is actively negotiating with potential targets for a business combination by April 5, 2025, and (ii) hold the Extraordinary General Meeting providing the shareholders with the right to redeem their Public Shares if they so elect. The preliminary proxy statement was filed after the August 5, 2024 because our management team was preoccupied with efforts to amend and restate historical financial statements and prepare the financial statements for the fiscal year ended December 31, 2023, and three months ended March 31, 2024, and June 30, 2024, while at the same time we changed our legal counsel, causing delay in realizing that our extension deadline was approaching. The Board believes that its shareholders have been compensated for the delay in the completion of the redemption process because the Sponsor and/or its affiliate has deposited $50,000 to the Trust Account on each August 8, 2024, and September 3, 2024.

The Extension Proposal is essential to the overall implementation of the Board’s plan to allow Metal Sky Star more time to complete its initial business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension. If the Extension Proposal is not approved, or if the Extension Proposal is approved and we have not consummated an initial business combination by the Extended Date, we will cease all operations except for the purpose of winding up and redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless unless the Extension Proposal is approved.

A copy of the proposed amendment to the Amended and Restated M&AA of Metal Sky Star is attached to this proxy statement as Annex A.

Reasons for the Extension Proposal

The Company’s IPO prospectus and Amended and Restated M&AA provide that the Company has until August 5, 2024 to effect a business combination under its terms. As we are still in the process of searching for a target for our initial business combination, we have not completed the initial business combination by August 5, 2024. Our Board has determined that it is in the best interests of our shareholders to (i) allow the Company to extend the time to complete a business combination for an additional eight (8) one-month periods, beginning on August 5, 2024 to April 5, 2025, and (ii) hold the Extraordinary General Meeting providing the shareholders with the right to redeem their Public Shares if they so elect. The Board believes that its shareholders have been compensated for the delay in the completion of the redemption process because the Sponsor and/or its affiliate has deposited $50,000 to the Trust Account on each August 8, 2024, and September 3, 2024.

The Company’s IPO prospectus and Amended and Restated M&AA provide that the affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal is required to extend our corporate existence for an additional eight (8) months to April 5, 2025, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Amended and Restated M&AA provide for all public shareholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our shareholders, and because we were not able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete a business combination beyond August 5, 2024 to the Extended Date. We believe that given the Company’s expenditure of time, effort and money on finding an initial business combination thus far, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.

The Board has determined that it is in the best interests of the Company’s shareholders to approve the Extension Proposal, pursuant to which, once approved, the Company will have until April 5, 2025 to consummate its initial business combination, and the Company may, but is not obligated to, extend the period of time to consummate a business combination eight times by an additional one month each time, for a total of up to six additional months until April 5, 2025 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account the Monthly Extension Fee in the amount of $50,000 for each Monthly Extension.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved before we complete the Automatic Redemption, we will proceed to wind up, dissolve and liquidate.

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The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such founder shares. There will be no distribution from the trust account with respect to Metal Sky Star’s rights and warrants, which will expire worthless in the event we wind up.

If the Extension Proposal is Approved

If the Extension Proposal is approved, Metal Sky Star will file an Amended and Restated M&AA in accordance with the Cayman Island law, incorporating the amendment set forth in Annex A hereto. Metal Sky Star will remain a reporting company under the Exchange Act and its Units, issued and outstanding Public Shares, rights and warrants will remain publicly traded. Metal Sky Star will then continue to work to execute a definitive agreement for an initial business combination and complete such a business combination by the Extended Date.

If the Extension Proposal is approved, but Metal Sky Star does not consummate an initial business combination by the Extended Date (April 5, 2025), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if we fail to complete our initial business combination by the Extended Date.

Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and Metal Sky Star’s net asset value based on the number of shares that seek redemption. Metal Sky Star cannot predict the amount that will remain in the trust account if the Extension Proposal is approved.

Redemption Rights

If the Extension Proposal is approved, the Company will provide the public shareholders making the Election, the opportunity to receive, at the time the Extension Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. Metal Sky Star has provided that all holders of Public Shares, whether they vote for or against the Extension Proposal, or whether they were holders of Metal Sky Star ordinary shares on the record date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account and should receive the funds shortly after the Extraordinary General Meeting. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

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TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION PROPOSAL.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Vstock Transfer LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, New York 11598, at least two (2) business days prior to the vote for the Extension Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders such holder’s shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Extraordinary General Meeting. The closing price of Metal Sky Star’s shares on the October [___], 2024, was $[____].

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. If the Extension Proposal is not approved or if they are abandoned, such shares will be returned promptly following the Extraordinary General Meeting as described above.

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However, the Company will not proceed with the Extension Proposal if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001 immediately prior to or upon consummation of a business combination.

The Board’s Reasons for the Extension Proposal

The Extension Proposal is essential to the overall implementation of the Board’s plan to allow Metal Sky Star more time to complete its initial business combination. The Company’s IPO prospectus and Amended and Restated M&AA provide that the Company has until August 5, 2024 to effect a business combination under its terms. As we are still in the process of searching for a target for our initial business combination, we have not completed the initial business combination by August 5, 2024. The Board understands that the failure to complete a business combination by August 5, 2024, triggered the Automatic Redemption requirement, which was required to be completed by August 19, 2024, ten business days after August 5, 2024, pursuant to Article 36.2 of the Amended and Restated M&AA. The failure to complete the Automatic Redemption by August 19, 2024 contradicts to Article 36.2 of the Amended and Restated M&AA. However, our Board has determined that it is in the best interests of our shareholders to (i) allow the Company to extend the time to complete a business combination for an additional eight (8) one-month periods, beginning on August 5, 2024 to April 5, 2025, and (ii) hold the Extraordinary General Meeting providing the shareholders with the right to redeem their Public Shares if they so elect. The preliminary proxy statement was filed after the August 5, 2024 because our management team was preoccupied with efforts to amend and restate historical financial statements and prepare the financial statements for the fiscal year ended December 31, 2023, and three months ended March 31, 2024, and June 30, 2024, while at the same time we changed our legal counsel, causing delay in realizing that our extension deadline was approaching. The Board believes that its shareholders have been compensated for the delay in the completion of the redemption process because the Sponsor and/or its affiliate has deposited $50,000 to the Trust Account on each August 8, 2024, and September 3, 2024. The Company will hold the Extraordinary General Meeting as soon as practicable, giving shareholders the right to redeem the Public Shares. If the Extension Proposal is approved by the requisite vote of shareholders, after the Withdrawal Amount has been removed from the trust account, the remaining holders of Public Shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account upon consummation of the Company’s initial business combination. In addition, public shareholders who vote for the Extension Proposal and do not elect to exercise their redemption rights will have the opportunity to participate in any liquidation distribution if the Company has not completed such business combination by the Extended Date.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is fair to, and in the best interests of, Metal Sky Star and its shareholders. The Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your Public Shares.

Interests of Metal Sky Star’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our sponsor holds 2,875,000 founder shares and 330,000 private placement units that would expire worthless if a business combination is not consummated;

●	In order to finance transaction costs in connection with an intended initial business combination, our initial shareholders, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. Such loans would be evidenced by promissory notes. Such promissory notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares if $1,500,000 of such notes were so converted, as well as 150,000 warrants to purchase 150,000 shares).

●	the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account; and

All of the current members of our Board are expected to continue to serve as directors of the Company at least through the date of the Extraordinary General Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote

Approval of the Extension Proposal requires the affirmative vote of holders of at least two-thirds (2/3) of the Company’s ordinary shares issued and outstanding being entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which voted on the Extension Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

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All of Metal Sky Star’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Proposal. On the record date, directors and executive officers of Metal Sky Star and their affiliates beneficially owned and were entitled to vote [____] ordinary shares of Metal Sky Star representing approximately [____]% of Metal Sky Star’s issued and outstanding ordinary shares.

In addition, Metal Sky Star’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of Metal Sky Star in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the trust account. Any shares of Metal Sky Star held by affiliates will be voted in favor of the Extension Proposal. As the Extension Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

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PROPOSAL 2 — THE TRUST AMENDMENT PROPOSAL

Overview

On April 5, 2022, we consummated the IPO of 11,500,000 Public Units to our public shareholders and the Private Placement of 330,000 Private Units to the Sponsor. As a result, an aggregate amount of gross proceeds of $115,000,000 was placed in the Trust Account established by Vstock Transfer LLC, our transfer agent and maintained at Wilmington Trust, National Association acting as trustee.

On January 26, 2023, we held an extraordinary general meeting of our shareholders and our shareholders approved a proposal to amend our amended and restated memorandum and articles of association to extend the date by which we have to consummate a business combination twelve (12) times for an additional one (1) month each time to February 5, 2024. In connection with this vote on the proposal to amend our amended and restated memorandum and articles of association, holders of our public shares were entitled to exercise their redemption rights and public shareholders tendered an aggregate of 5,885,324 public shares for redemption. On October 30, 2023, the Company held an extraordinary general meeting of its shareholders and approved a proposal to amend the Company’s Amended and Restated M&AA to extend the date by which the Company has to consummate a business combination six (6) times for an additional one (1) month each time to August 5, 2024. In connection with this vote on the proposal to amend our Amended and Restated M&AA, holders of our public shares were entitled to exercise their redemption rights and public shareholders tendered an aggregate of 2,412,260 public shares for redemption.

The Trust Agreement currently provides that Wilmington Trust, as trustee, shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the prescribed timeline specified in the Company’s amended and restated memorandum and articles of association. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding ordinary shares voting together as a single class.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement in the form set forth in Annex B to this proxy statement to allow the Company more time to complete an initial business combination as the Company did not consummate a business combination by August 5, 2024, and the Board wishes to extend the Company’s time to complete a business combination. Further, the Trust Amendment Proposal is necessary to enable the Trust Agreement to match the Extended Date if the Extension Proposal is approved.

The purpose of the Trust Amendment Proposal is to amend the Trust Agreement to extend the liquidation of the Trust Account to match the Extended Date if the Extension Proposal is approved. The Trust Amendment Proposal is necessary in conjunction with the Extension Proposal because, otherwise, the Trust Agreement would terminate and the result would be the same as if the Extension Proposal was not approved.

Based on the foregoing, the Trust Amendment Proposal would enable the Company to extend the time period to complete an initial business combination for eight (8) additional one-month extension periods, to April 5, 2025, provided that the Sponsor or its designee must deposit into the Trust Account the Monthly Extension Fee in the amount of $50,000. Accordingly, our Board believes that in order to successfully complete a business combination, it is appropriate to amend the Trust Agreement.

After careful consideration of all relevant factors, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

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Consequences If the Trust Amendment Proposal Is Not Approved

Each of the Extension Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The Board will not implement the amendment of the Amended and Restated Memorandum and Articles of Association and the Trust Agreement unless our shareholders approve each of the Extension Proposal and the Trust Amendment Proposal.

If, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, Metal Sky may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Extraordinary General Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed with the prescribed timeline, then as contemplated by and in accordance with the Trust Agreement, the trustee shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the current memorandum and articles of association.

Consequences If the Trust Amendment is Approved

If the Extension Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any redemptions are made in connection with this extraordinary general meeting, in connection with our completion of a business combination or in connection with our liquidation if we do not complete an initial business combination by the Extended Date. We will then continue to work to consummate a business combination by Extended Date.

Vote Required for Approval

Pursuant to the Trust Agreement, approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the then issued and outstanding Ordinary Shares of the Company. The Trust Amendment Proposal is conditioned on the approval of the Extension Proposal. With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

The Board has unanimously approved the Trust Amendment Proposal. All of the initial shareholders are expected to vote any Ordinary Shares owned by them in favor of the Trust Amendment Proposal.

In addition, the Board considered the conflicts, as described in “Interests of the Metal Sky Star’s Sponsor Directors and Officers”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Trust Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the insiders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see “Proposal 1 — Extension Proposal — Interests of Metal Sky’s Sponsor, Directors and Officers.”

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PROPOSAL 3 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve Proposals 1, 2, and 3. If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Extraordinary General Meeting shall not adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve Proposals 1, 2, and 3.

Required Vote

The affirmative vote of a majority of the Company’s ordinary shares present (in person or by proxy) and voting on the Adjournment Proposal at the Extraordinary General Meeting will be required to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposal 1, 2, and 3. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

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THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of Metal Sky Star’s shareholders will be held at 10:00 a.m., Hong Kong Time on October [___], 2024 in the offices of the Company’s counsel, Loeb & Loeb LLP, at Jardine House, 2206-19, 1 Connaught Pl, Central, Hong Kong.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned Metal Sky Star ordinary shares at the close of business on August 8, 2024, the Record Date for the Extraordinary General Meeting. You will have one (1) vote per proposal for each Metal Sky Star share you owned at that time. Metal Sky Star rights and warrants do not carry voting rights.

Votes Required. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares issued and outstanding being entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal (Proposal 1). Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

Pursuant to the Trust Agreement, approval of the Trust Amendment Proposal requires the affirmative vote (in person or by proxy) of at least 65% of the issued and outstanding Ordinary Shares of the Company. Abstentions will have the same effect as a vote “AGAINST” the Trust Amendment Proposal (Proposal 2).

The affirmative vote of a majority of the Company’s ordinary shares issued and outstanding being entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and are voted will be required to approve the Adjournment Proposal (Proposal 3). The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the other proposals at the Extraordinary General Meeting. Abstentions, which are not votes cast, will have no effect with respect to approval of this proposal.

As none of the proposals are “routine” matters, brokers will not be permitted to exercise discretionary voting on Proposals 1, 2 and 3.

At the close of business on the record date, there were [____] issued and outstanding ordinary shares of Metal Sky Star each of which entitles its holder to cast one (1) vote per proposal.

If you do not want the Extension Proposal or the Trust Amendment Proposal approved, you should vote against such Proposal.

Voting Your Shares — Shareholders of Record

If you are shareholder of record, you may vote by mail, Internet, email or fax. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by email or fax. If available, you may vote by email or fax by following the instructions provided on the proxy card.

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Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Metal Sky Star. Simply complete and mail the proxy card to ensure that your vote is counted. You also may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the proposals being presented to shareholders at the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting.

We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free). The Company has agreed to pay Advantage Proxy a fee of $7,500 and expenses, for its services in connection with the Extraordinary General Meeting.

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BENEFICIAL OWNERSHIP OF SECURITIES AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Metal Sky Star’s ordinary shares as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors; and

●	all current officers and directors as a group.

As of the record date, there were a total of [___] ordinary shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(3)	Approximate Percentage of Outstanding Shares(3)
M-Star Management Corporation(2)	3,205,000	50.02%
Wenxi He(2)	3,205,000	50.02%
Konstantin A. Sokolov(4)	-	-
Zhuo Wang(4)	-	-
Zining Jiang(4)	-	-
Xinghua Fan(4)	-	-
All directors and officers as a group (5 individuals)	3,205,000	50.02%

5% or greater beneficial owners
Mizuho Financial Group, Inc.(5)	452,010	7.05%
Polar Asset Management Partners Inc. (6)	400,000	6.24%
Atlas Diversified Master Fund, Ltd.(7)	700,000	10.92%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is 221 River Street, 9th Floor, Hoboken, New Jersey.
(2)	Represents 2,875,000 founder ordinary shares and 330,000 private placement ordinary shares held by M-Star Management Corporation, our sponsor. Ms. Wenxi He, our Chief Executive Officer and director, is the sole director of our sponsor, have voting and dispositive power of the ordinary shares. The address for our sponsor is Craigmuir Chambers, PO Box 71, Road Town, Tortola, VG 1110 British Virgin Islands.
(3)	Based upon 8,819,676 ordinary shares outstanding. Includes the 330,000 private placement units (and the component parts) purchased by our sponsor simultaneously with the consummation of our initial public offering.
(4)	Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of shares of our sponsor.
(5)	Based on information contained in a Schedule 13G/A filed on February 13, 2024.
(6)	Based on information contained in the Schedule 13G filed on February 13, 2024.
(7)	Based on information contained in the Schedule 13G filed on April 11, 2022.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 5, 2021, our sponsor purchased an aggregate of 1,437,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.02 per share. On September 26, 2021, the Company purchased back all the 1,437,500 founder shares for $25,000 and reissued 2,875,000 shares to our sponsor for $25,000.

Our sponsor purchased an aggregate of 330,000 private placement units at a price of $10.00 per unit in a private placement that was completed simultaneously with the closing of our initial public offering. Each unit consists of one private placement share, one private placement warrant and one private placement right. Each private placement warrant entitles the holder upon exercise to purchase one ordinary share at a price of $11.50 per whole share, subject to adjustment as provided herein. Each private placement right will be converted to one-tenth (1/10) of one ordinary shares upon the completion of its initial business combination. The private placement units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

In connection with the completion of our initial public offering, we entered into an Administrative Services Agreement with our sponsor pursuant to which we will pay a total of $10,000 per month for office space, administrative and support services to such affiliate. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial business combination takes 28 months, our sponsor will be paid a total of $280,000 ($10,000 per month) for office space, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses.

Our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

On June 15, 2021, the Company issued an unsecured promissory note to the Sponsor, pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. On December 15, 2021, Company amended the promissory note to extend the due date. The promissory note is non-interest bearing and payable on the earlier of (i) March 31, 2022 or (ii) the consummation of the IPO. As of June 30, 2023, the principal amount due and owing under the promissory note was nil, which was paid off as of April 5, 2022. On January 3, 2023, the Company issued a promissory note in the principal amount of up to $1,000,000 (the “Promissory Note”) to M-Star Management Corp. Pursuant to which the Sponsor shall loan to the Company up to $1,000,000 to pay the extension fee and transaction cost. On January 4, 2023, the Company requested to draw the funds of $383,333 and deposited it into the trust account to extend the period of time the Company has to consummate a business combination by one month to February 5, 2023. The $383,333 extension fee represents approximately $0.033 per public share. The Notes bear no interest and are repayable in full upon the earlier of (a) December 31, 2023 or (b) the date of the consummation of the Company’s initial business combination. The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. Starting on February 2023, the extension fee changed to $187,155 due to the redemption of 5,885,324 public shares. On April 18, 2023, the Company amended and restated the Promissory Note (the Amended Promissory Note”) in order to increase the available principal amount from $1,000,000 to $2,500,000. As of June 30, 2023 and December 31, 2022, the loans under the promissory notes were $1,373,812 and nil, respectively.

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In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares, 150,000 rights and 150,000 warrants to purchase 150,000 shares if $1,500,000 of notes were so converted) at the option of the lender. The units would be identical to the placement units issued to the initial holder. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

The holders of the founder shares, private placement units, and units that may be issued on conversion of working capital loans (and any securities underlying the private placement units and the working capital loans) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our initial public offering requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Metal Sky Star and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Metal Sky Star’s proxy statement. Upon written or oral request, Metal Sky Star will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Metal Sky Star deliver single copies of such documents in the future. Shareholders may notify Metal Sky Star of their requests by calling or writing Metal Sky Star at Metal Sky Star’s principal executive offices at 221 River Street, 9th Floor, Hoboken, New Jersey, (332) 237-6141.

WHERE YOU CAN FIND MORE INFORMATION

Metal Sky Star files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Metal Sky Star files its reports, proxy statements and other information electronically with the SEC. You may access information on Metal Sky Star at the SEC website at http://www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

Metal Sky Star Acquisition Corporation

221 River Street, 9th Floor,

Hoboken, New Jersey

(332) 237-6141

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than October 13, 2023.

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ANNEX A

METAL SKY STAR ACQUISITION CORPORATION (the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Proposal 1 - Extension Proposal

The Amended and Restated M&AA of Metal Sky Star Acquisition Corporation shall be amended by deleting Article 36.2 in its entirety and replacing it with the following:

“36.2 In the event that the Company does not consummate its initial Business Combination by February 5, 2023 (the “Deadline”), the Company may, but is not obliged to, extend the period of time to consummate the Business Combination up to eight (8) additional times, each by a period of one month (the “Extension”), from August 5, 2024, to April 5, 2025 (the “Extended Date”), provided that if the Company exercises the Extension, the Sponsor, or its designee or assignee, shall deposit $50,000 into the Trust Account for each Extension. In the event that the Company does not consummate a Business Combination by the Extended Date, such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

Annex A-1

ANNEX B

PROPOSED TRUST AMENDMENT

[●], 2024

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2024, by and between Metal Sky Star Acquisition Corp., a Cayman Islands corporation (the “Company”), Wilmington Trust, National Association, a national banking association (the “Trustee”), and Vstock Transfer LLC, as transfer agent for the Company’s securities (“Vstock”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated March 30, 2022, as amended on October 31, 2023, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be amended with the approval of the holders of the affirmative vote of sixty-five percent (65%) of the then outstanding Ordinary Shares of the Company voting together as a single class (the “Consent of the Stockholders”);

WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment; and

WHEREAS, the parties desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to Trust Agreement.

(a)	The fifth recital to the Trust Agreement is hereby amended and restated as follows:

WHEREAS, the Company’s ability to complete a business combination may be extended by up to eight (8) additional increments of one-month each until April 5, 2025, subject to the payment into the Trust Account by the Sponsor (or its designees or affiliates) of an amount for each one-month extension equal $50,000 (the “Monthly Extension Payment”), and which Monthly Extension Payments, if any, shall be added to the Trust Account.

(b)	The following new recital to the Trust Agreement is hereby inserted as the sixth recital on page 1 of the Trust Agreement

WHEREAS, on [●], 2024, the Company’s stockholders approved an extension of the deadline to consummate an initial Business Combination from August 5, 2024, to April 5, 2025; and

(c)	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and within two business days following (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by an Authorized Representative (as such term is defined below), in coordination with the Company and Vstock and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and other documents referred to therein, or (y) upon the date which is the later of (1) April 5, 2025 and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date as reflected in the records of Vstock; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;

Annex B-1

2.	Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

METAL SKY STAR ACQUISITION CORPORATION

By:
Name:	Wenxi He
Title:	Chief Executive Officer

Wilmington Trust, National Association, as Trustee

By:
Name:	David B. Young
Title:	Vice President

Vstock, LLC

By:
Name:
Title:

Annex B-3

[FORM OF] PROXY CARD

METAL SKY STAR ACQUISITION CORPORATION

221 River Street, 9th Floor,

Hoboken, New Jersey

(332) 237-6141

EXTRAORDINARY MEETING OF SHAREHOLDERS

OCTOBER [___], 2024

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER [___], 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October [___], 2024, in connection with the Extraordinary General Meeting and at any adjournments thereof (the “Extraordinary General Meeting”) to be held at 10:00 a.m. Hong Kong Time on October [___], 2024 in the office of Company’s counsel, Loeb & Loeb LLP, at Jardine House, 2206-19, 1 Connaught Pl, Central, Hong Kong and hereby appoints Wenxi He as proxy of the undersigned, with full power to appoint her substitute, and hereby authorizes her to represent and to vote all ordinary shares of Metal Sky Star Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, 2 AND 3.

PROPOSAL 1: Extension Proposal.

Amend, by a special resolution, Metal Sky Star’s Amended and Restated Memorandum and Articles of Association to extend the date by which Metal Sky Star must consummate its initial business combination to April 5, 2025, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Article 36.2 thereof and replacing it with the new Article 36.2 in the form set forth in Annex A of the accompanying proxy statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2: Trust Amendment Proposal.

Amend, by a special resolution, the Investment Management Trust Agreement, dated March 30, 2022, as amended on October 31, 2023, (the “Trust Agreement”), by and between the Metal Sky Star, Wilmington Trust, N.A., as trustee, and Vstock Transfer LLC, to reflect the Extension Proposal.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Adjournment Proposal

To direct, by an ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposals 1 and 2.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting ☐ YES ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO VSTOCK TRANSER LLC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2, AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.